UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2009

SINOBIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 333-144910

Nevada	26-3002371
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

8 Zhong Tian Road
Nantong City, Jiangsu Province
China 226009
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 011-86-51-385328336

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On July 10, 2009, the Company issued 100,000 shares (each a “Share”) to Emissary Capital Group, LLC in accordance with the terms of the Financial Advisory and Independent Equity Research Consulting Agreement, dated June 24, 2009 entered into between the Company and Emissary Capital Group, LLC.  The Company believes that the issuance is exempt from registration under Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINOBIOPHARMA, INC.

By:	/s/ Lequn Huang
Name:	Lequn Huang
Title:	President and Director

Date: August 3, 2009